SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 13, 2007

                                QUANTUM MRI, INC.
                                -----------------
             (Exact name of Registrant as specified in its charter)


       Washington                      0-31679                 54-0231483
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission File No.)      (IRS Employer
      of incorporation)                                    Identification No.)

                                 4750 Paton St.
                         Vancouver, B.C., Canada V6L 2J1
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 506-1633
                                                           ---------------

                                       N/A
                ------------------------------------------------
          (Former name or former address if changed since last report)




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Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report or Completed Interim Review.

   During the year ended March 31, 2006 the Company issued 5,000,000 shares of its common stock to a consultant. Although prior to March 31, 2006 these shares were returned to the Company and cancelled, due to the failure of the consultant to provide the agreed upon services, the Company did not record the cancellation of these shares in its financial statements for the year ended March 31, 2006.

   On July 13, 2007 the Company was notified by Manning Elliott LLP, its independent accountant, that the Company would need to restate its financial statements for the year ended March 31, 2006 to properly reflect the cancellation of the 5,000,000 shares. Kelly Fielder, the Company's only director, did not discuss the cancellation of the 5,000,000 shares with Manning Elliott until July 2007.

   Accordingly, the Company has restated its financial statements as at March 31, 2006 and for the year then ended to reflect the cancellation of 5,000,000 shares of common stock at the fair value of $1,750,000 during fiscal 2006. The effect of the restatement was to decrease net loss by $1,750,000 for the year ended March 31, 2006, and for the period from June 7, 1989 (date of inception) to March 31, 2006. Net loss per share was decreased by $0.16 per share to $0.99 per share for the year ended March 31, 2006.

   The following tables show the effect of this restatement on the Company's Consolidated Balance Sheet, Consolidated Statement of Operations and Consolidated Statement of Cash Flows.

    a)  Consolidated Balance Sheet
                                                     As of March 31, 2006
                                                   As                     As
                                                Reported   Adjustment  Restated
                                                   $            $          $

    Stockholder's Deficit

    Common Stock                                 12,691      (5,000)      7,691
    Additional Paid-in Capital                5,544,528  (1,745,000)  3,799,528

    Deficit Accumulated During the
    Exploration Stage                        (7,204,068)  1,750,000  (5,454,068)

    b)  Consolidated Statement of Operations


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                                                 Accumulated from June 7, 1989
                                                  (Date of Inception) to March
                                                            31, 2006
                                                --------------------------------
                                                   As                     As
                                                Reported   Adjustment  Restated
                                                   $            $          $
   Expenses

     Consulting                                1,958,615   (1,750,000)  208,615

   Total Expenses                              6,276,079   (1,750,000)4,526,079

   Net Loss                                   (6,543,851)   1,750,000(4,793,851)



                                                  For the year ended March 31,
                                                              2006
                                                --------------------------------
                                                   As                     As
                                                Reported   Adjustment  Restated
                                                   $            $          $
   Expenses

     Consulting                                 1,786,567  (1,750,000)   36,567

   Total Expenses                               4,506,078  (1,750,000)2,756,078

   Net Loss                                    (4,776,581)  1,750,000(3,026,581)

   Net Loss Per Share - Basic and Diluted           (1.15)                (0.99)

    c)  Consolidated Statement of Cash Flows


                                                 Accumulated from June 7, 1989
                                                  (Date of Inception) to March
                                                            31, 2006
                                                --------------------------------
                                                   As                     As
                                                Reported   Adjustment  Restated
                                                   $            $          $
   Operating Activities

   Net loss for the period                    (6,543,851)  1,750,000 (4,793,851)

        Stock-based compensation               4,080,521  (1,750,000) 2,330,521


                                                  For the year ended March 31,
                                                              2006
                                                --------------------------------
                                                   As                     As
                                                Reported   Adjustment  Restated
                                                   $            $          $
   Operating Activities

   Net loss for the year                       (4,776,581) 1,750,000 (3,026,581)

        Stock-based compensation                3,980,521 (1,750,000) 2,230,521

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Item 9.01         Financial Statements and Exhibits


Exhibit #   Description

     7 Letter from Company's independent auditors addressing the disclosures in Item 4.02 of this report.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 22, 2007
                                          QUANTUM MRI, INC.


                                          By: /s/ Kelly Fielder
                                              ---------------------------------
                                              Kelly Fielder, President








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